Associated Banc-Corp Fall 2024 Shareholder Engagement Exhibit 99.1

1 Forward-Looking Statements Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target,“ “outlook,” “project,” “guidance,” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners.

2 Introduction  Highlight ELT promotions  Discuss progress on our strategic initiatives  Highlight our current approach to executive compensation and obtain feedback  Highlight some of our sustainability initiatives Reasons for Reaching Out  Andy Harmening, President and CEO  Derek Meyer, Chief Financial Officer  Angie DeWitt, Chief Human Resources Officer  Randy Erickson, General Counsel  Anita Magnuson, Director of Total Rewards  Jessica Schadrie, Director of Sustainability and Governance  Joy Langreder, Director of Talent Acquisition and Development Introduce Speakers

3 Executive Leadership Team Promotions Phillip Trier promoted to Head of Corporate and Commercial Banking on November 1, 2024 Gregory Warsek promoted to Deputy Head of Commercial Real Estate and Facilities on November 1, 2024

4 Key Highlights We’ve positioned ASB for success by advancing our growth strategy while remaining disciplined on credit  Ongoing tailwinds from successful execution of Phase 1 initiatives  Enhanced profitability profile from balance sheet repositioning completed in 4Q 2023  Leadership team bolstered by several key hires in 2023-2024  Continued momentum with commercial RM hiring plan  Consumer-focused product launches on track  Champion of You brand strategy supporting acquisition, retention and deepening of customer households  Conservative credit culture refined over the past 15 years  Geographically anchored in stable Midwest markets (no rent-controlled NYC exposure)  Maintaining prime/super prime consumer focus  Diversified CRE portfolio with limited central business district office exposure  Annual capital stress testing & concentration management controls  Solid credit performance in recent quarters, in line with continued credit normalization Advancing our Growth Strategy Disciplined Credit Approach

5 Our Growth Strategy Phase 1 Foundational for Growth 2021-2023 Phase 2 Advancing our Growth Strategy 2023-Current Upgraded Product & Service Offerings Launched Mass Affluent Strategy Modernized Digital Banking Experience Introduced “Champion of You” Brand Strategy Enhanced Lending Capabilities Completed Balance Sheet Repositioning Filled Multiple Key Leadership Roles Rebalanced Consumer Lending Approach Quarterly Product & Digital Upgrades On Track to Add Comm’l & Business RMs We’re creating a stronger ASB by combining growth-focused initiatives with our legacy strengths Upgraded Consumer & Small Business Value Proposition Driving High-Quality Net Household Growth with Best-in-Class Customer Experience Taking Commercial Market Share in Key Growth Markets Improving Profitability with Relationship-Focused Loan & Deposit Growth Key Outcomes

Phases 1 + 2: Consumer & Small Business Banking

Our efforts to upgrade the customer experience are largely completed, with expected results on track

2022	2023	2024
Platinum Choice Checking and Mass Affluent Banker Program	Launched New Brand Campaign	Early Pay
New & Enhanced Digital Banking Platform	Unlimited Savings Transfers	Adie, 24/7 virtual assistant
No-fee Overdraft Protection Transfers	Money Monitor with Actionable Insights	Easy Direct Deposit Switching
Enhanced Deposit Account Opening - Digital	$50 (& $100) Grace Zone	Enhanced Deposit Account Opening - Branches
	Activation Zone, for faster account set-up	Business & Personal Account Benefits and Digital Integration
	New IVA Phone System	Credit Monitor
	Debit Card Controls	
	Digital Opening & Servicing for Small Business Loans	

Impact[1]

- **Named #1 for Retail Banking Customer Satisfaction** in the Upper Midwest by J.D. Power[2]
- **Highest annual net promoter score** since internal tracking began in 2017[3]
- **Highest mobile banking satisfaction score** since internal tracking began in 2018[4]
- **Total checking household growth of 1.5% in 3Q** (annualized)
- **On track** to deliver ~$2B in cumulative incremental consumer & small business deposit balances by YE 2025[5]

[1] All updates as of or for the period ended September 30, 2024 unless otherwise noted.
[2] Based on JD Power 2024 U.S. Retail Banking Satisfaction study conducted January 2023 through January 2024. For award information, visit jdpower.com/awards.
[3] Annual net promoter score as measured by a customer's likelihood to recommend Associated Bank to family and friends as indicated in our internal Consumer Relationship Survey. 2024 YTD through September 30, 2024.
[4] Based on year-over-year customer satisfaction scores from internal transactional surveys. 2024 data through September 30, 2024.
[5] Incremental balance growth expected above our standard run rate, which is impacted by market conditions.

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Phases 1 + 2: Commercial Banking

We've bolstered our commercial leadership team & continue to invest by adding talented RMs in key markets

2021-2022

- Launched Asset-Based Lending & Equipment Finance verticals
- Shifted to balanced scorecard incentive structure, with an emphasis on whole banking relationships
- Announced Phase 1 plan to expand our RM base in Milwaukee & Chicago
- Grew total commercial loans by $2.4 billion (+15%) in 2022 vs. 2021

2023

- Hired Phillip Trier as EVP, Commercial Banking Group Leader
- Hired Neil Riegelman as SVP, Commercial Banking Segment Leader in Wisconsin
- Announced Phase 2 plan to add 26 commercial & business RMs across the footprint
- Upgraded commercial digital platform

2024

- Hired Michael Lebens as SVP, Commercial Banking Segment Leader in Minnesota
- **Added 16 net commercial & business RMs from 9/30/23 to 10/23/24**
- **Launched new Specialty Deposit and Payment Solutions vertical**
  - Hired Rick Bruhn on October 21st to lead the vertical

Impact[1]

- Expanded commercial & business RMs by 38% from 12/31/21 to 10/23/24
- **On track** with our Phase 2 plan to add 26 Commercial & Business RMs by early 2025
- **On track** to deliver $750M in cumulative incremental commercial loan balances by YE 2025[2]
- **On track** to deliver ~$500M in cumulative incremental commercial deposit balances by YE 2025[2]

[1] All updates as of or for the period ended September 30, 2024 unless otherwise noted.
[2] Incremental balance growth expected above our standard run rate, which is impacted by market conditions.

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Improving our Return Profile Over Time[1]

Our efforts to remix the balance sheet & drive toward improved profitability are on track

Assets

Growing diversified asset classes to decrease reliance on legacy low-yielding, low-relationship asset classes

Liabilities

Attracting and deepening customer relationships to decrease reliance on wholesale and network funding sources

Strategy


Relationship Commercial
Auto Finance
Low-Relationship Mortgage
Low-Relationship Commercial
Core Customer Deposits2
Wholesale Funding Sources

Progress Since 2021

Assets

- Expanded Commercial RM base across footprint
- Increased total commercial loans by $3.4 billion vs. 3Q21 (+23%)
- Added $2.7 billion in fixed-rate prime/super prime Auto Finance balances
- Exited TPO mortgage business in 1Q23
- Sold $969 million in mortgage loans & pivoted to “originate to sell” model in 4Q23

Liabilities

- Shifted to balanced RM scorecard to deepen Commercial relationships
- Modernized digital banking experience
- Quarterly upgrades to products & services
- $1.2 billion in net new Mass Affluent deposits
- Repaid $849 million of FHLB Advances in 4Q23

[1] All updates as of or for the period ended September 30, 2024 unless otherwise noted.
[2] This is a non-GAAP financial measure which excludes brokered CDs and network transaction deposits.

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Tailwinds into 2025[1]

Progress against several key performance indicators has positioned us for growth in 2025

Improving Customer Satisfaction

- **Highest annual net promoter score since internal tracking began in 2017[2]**
- **Highest mobile banking satisfaction score since internal tracking began in 2018[3]**
- Ranked #1 for Retail Banking Customer Satisfaction in the Upper Midwest by J.D. Power[4]

Net Promoter Score



39
42
42
51
2021
2022
2023
2024 YTD

Driving Net Household Growth

- **Total checking household growth of 1.5% in 3Q (annualized)**
- **Improved quality of households**
  - +13% in YTD deposit balances per new consumer checking household vs. 2023

Customer Checking Household Growth



(1-3)%
0%
1.5%
3%
2016-2022
2023
2024 (est.)
2025 (est.)

Expanding our Commercial Presence

- **Added 16 net commercial & business RMs from 9/30/23 to 10/23/24**
- On track with our Phase 2 plan to add 26 Commercial & Business RMs by early 2025

Commercial & Business RM FTE



94
110
~120
9/30/2023
10/23/2024
2025 (est.)

[1] All updates as of or for the period ended September 30, 2024 unless otherwise noted.
[2] Annual net promoter score as measured by a customer's likelihood to recommend Associated Bank to family and friends as indicated in our internal Consumer Relationship Survey. 2024 YTD through September 30, 2024.
[3] Based on year-over-year customer satisfaction scores from internal transactional surveys. 2024 data through September 30, 2024.
[4] Based on JD Power 2024 U.S. Retail Banking Satisfaction study conducted January 2023 through January 2024. For award information, visit jdpower.com/awards.

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Open discussion on areas of investor interest

11 Executive Compensation Overview • Our executive compensation program is significantly focused on performance, with equity-based incentives representing most of the variable components to align with company outcomes and shareholder objectives. • Equity awards are heavily weighted in the form of performance-based restricted stock units (75% of awards) and time-based restricted stock units (25% of awards) to align with shareholder value. • Limited perquisites are offered to our executives. • Associated received its best Say on Pay outcome of 97.4% in 2024 (97.2% in 2023, 95% in 2022 and 94% in 2021). • The overall executive pay program supports our philosophy of providing a balance between short- and long-term compensation that targets market-competitive pay levels.

12 2024 Executive Pay Programs Designed to enable execution of our strategic priorities, perform better than our competitors and drive long-term shareholder value Peer Group 2024 Management Incentive Plan (Annual) 2024 Long-Term Incentive Plan (Executive Leadership Team)  Maintained same peer group (refined to reflect merger and acquisition activity)  Retained 2023 plan design to promote growth, support our strategic plan and incent collaboration among executives across different lines of business  Metrics & Weightings • Net income after-tax (40%) – to demonstrate bottom line profitability. • Revenue before long term credit charge (30%) – to focus on strategic growth initiatives. • Operating Leverage (30%) – to ensure financial improvements by growing revenue faster than expenses.  Performance targets are aligned toward industry norms  Payment opportunity 0% to 175% (Note: Achievement below 25% results in 0% payout)  Continued emphasis on performance-based restricted stock units (75%) plus time-based restricted stock units (25%)  Revised one long-term incentive performance plan metric for the 2024-2026 performance period • Relative Total Shareholder Return (TSR) - (65%) To better align with ASB peer group, shifted the performance threshold to the 25th percentile vs the 30th percentile. Payout limited to 100% if absolute TSR is negative. • Return on Common Equity Tier 1 (ROCET1) - (35%) Moved from a gap closure between ASB ROATCE and Peer Median ROATCE to ROCET1. Incent performance on an absolute ROCET1 target using a rigorous annualized growth rate. ROCET1 is both highly regulated and a consistent measure. It excludes AOCI volatility, which is not related to core bank performance.  Relative performance is compared against the KBW Regional Bank Index Companies  Payment opportunity (vesting of shares) ranges from 0% to 150% based on results

13 Shareholder Friendly Pay Practices  Solid incentive plan governance  Double trigger change in control is applied for equity vesting  Robust clawback policy  Stock ownership requirements include a salary multiple and a post-vesting holding period  Dividend equivalents on unvested stock are not paid until the end of the performance period  Independent compensation consultant reporting directly to the Compensation Committee Ꭓ No hedging or pledging of company shares by the Executive Group1 Ꭓ No excise tax gross-ups for NEOs (except in connection with relocation expenses) Ꭓ No repricing of stock options and SARs without shareholder approval Ꭓ NEOs do not have employment agreements Ensuring good corporate governance 1- The Executive Group consists of directors and executive officers of the Company and those employees who (i) are routinely in possession of annual and quarterly financial information for the Company prior to its release to the public, or (ii) are characterized as key policy-making officers of the Company by the Compliance Officer.

Human Capital Overview

Our Approach


Attract
Engage
Retain
Develop
Diversity, Equity & Inclusion – Diversity, Equity & Inclusion
Diversity, Equity & Inclusion – Diversity, Equity & Inclusion

Summary of 2024 Progress

Attract

- Targeted hiring brought talent into key roles
- Refreshed and relaunched Talent Brand
- Created Executive Recruiter role to drive strategic hiring

Engage

- Workplace survey with 90%+ participation and 10,000+ comments
- Colleague Appreciation Week and Annual Day of Service
- Increased DEI education and awareness through workshops, speakers and leader training

Develop

- Implemented new succession planning framework
- Introduced Quarterly Progress Reviews and career planning tools
- Launched Rising Leader Program focused on mid-level leaders

Retain

- Completed comprehensive job architecture project
- Implemented significant digital transformation project with WorkDay HR suite
- Introduced multiple new benefit offerings to include new medical plan options

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15 Development Programs Associated provides a multitude of development programs to provide colleagues with opportunities to develop skills and advance their careers Specialized Development Programs Mentoring Programs Leadership Development Programs 5 Programs 3 Programs Tailored Level Programs Development Tools & Resources As colleagues pursue development plan goals and build their careers at Associated, they can take advantage of various tools and resources based on their learning preferences and priorities. Career Coaching helps colleagues understand career options and effective create development plans. Professional Development Programs provide a variety of free hybrid, online and in- person learning opportunities. Leader Learning Programs provide curriculum designed specifically for where a colleague is at in their leadership journey: Aspiring, First Level, Mid-level or Senior-Level Leader. Executive Coaching Programs are designed to meet individual needs for optimizing performance Female Leadership Development Programs follow the principles of executive coaching while addressing unique challenges faced by women in leadership roles Tuition Reimbursement is available for colleagues pursuing job-related training or degrees, including undergraduate and graduate degrees

16 Diversity Equity and Inclusion Our efforts are centered around mirroring our communities, matching customer needs, and producing exceptional value for our shareholders  Diversified outreach and partnerships to enhance pool of job candidates  Line of Business focus areas and action plans  Inclusive interviewing and selection process improvements and training  Colleague Resource Groups (CRG)  Training, education, and awareness for all colleagues  Cultural and systemic opportunities to enhance workplace experiences  Provide inclusive products and services to match our customer needs  Engage locally to equitably serve our diverse communities  Showcase efforts, accomplishments and investments in colleagues and community

17 Top Sustainability Priorities at Associated Bank As we continue to develop our sustainability strategies, we review topics that are of significant interest to our internal and external stakeholders. From these ideas, we take into account the long-term value they offer to Associated, as well as ensure that they align with company-wide initiatives. Currently, these are our areas of top priority: • Business Ethics, Business Conduct and Compliance programs that reinforce our high standards of integrity, ethics and fairness in all that we do. • Climate Change initiatives that create efficiencies for our company while also benefiting the environment, mitigate the company’s exposure to climate-related risks and improve our ability to manage our impact on climate change. • Customer Experiences that increase access to products, services and technological advancements that help customers with their daily and long-term financial needs. • Cybersecurity and Consumer Privacy initiatives that facilitate the responsible collection and use of data in a matter that serves our customers while also safeguarding their right to privacy. • Human Capital matters that aid in the recruitment, development and retention of talent across our organization, support the well-being of our colleagues and their families, and support diversity, equity, and inclusion.

18 2023 Program and Performance Highlights

19 Sustainability Board Governance and Oversight

20 Highly Qualified and Experienced Board  Our Board members are highly skilled individuals from diverse backgrounds who possess unique qualities, attributes and professional experience.  The Board of Directors are responsible for overseeing the corporate sustainability strategies and risks of Associated.  The Corporate Governance and Social Responsibility Committee (CGSRC) is responsible for: - identifying, evaluating and selecting candidates for service on Associated’s Board of Directors. - The CGSRC considers attributes of diversity in the recruitment and deliberation of prospective director nominees. - board refreshment an important factor in overall board effectiveness. - regularly evaluating board composition  45% of our Board is diverse in terms of ethnicity or gender, as of the 2024 Annual Shareholder Meeting, including the chairs of our CGSRC, ERC and Trust Oversight Committee.

21 Board Refreshment and Governance Practices Board Refreshment • Important factor in overall board effectiveness • Regularly evaluate board composition • At the April 2024 Annual Meeting of Shareholders, Rodney Jones-Tyson was elected to Associated's Board of Directors. Strong Corporate Governance  10% special meeting right  Separate Chair and CEO roles  Annually elected directors with director resignation policy  No supermajority vote requirement to remove directors  Majority vote to amend organizational documents  Anti-greenmail, fair price and expanded constituency provisions of Wisconsin state law  No exclusive forum provision Rodney Jones-Tyson